                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        SAMARNAN INVESTMENT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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

               [Samarnan Investment Corporation]       PRELIMINARY COPY
                              (Logo)                    FOR USE OF THE
                                             SECURITIES AND EXCHANGE COMMISSION
                                                             ONLY
                                  ------------------
                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD APRIL 16, 1999
                                  ------------------

     The Annual Meeting of Shareholders of Samarnan Investment Corporation, a Texas corporation (the "Company"), will be held on Friday, April 16, 1999, at 10:30 a.m., in the Bellevue Room I of The Fort Worth Club, 306 West Seventh Street, Fort Worth, Texas, for the following purposes:

PROPOSAL  (1)  To consider and vote on a proposal to:

               (a) approve or reject an Amendment to the Investment Advisory Agreement, dated as of April 1, 1991, pursuant to which Voyageur Asset Management LLC ("Voyageur") would act as the Company's investment advisor only for debt securities; and

               (b) approve or reject an Investment Advisory Agreement, dated as of April 1, 1999, between the Company and Westwood Management Corp. ("Westwood") pursuant to which Westwood would act as the Company's investment advisor only for equity securities.

               NOTE: THE ACTION TO BE TAKEN WITH RESPECT TO THE AMENDMENT TO THE VOYAGEUR AGREEMENT AND THE INVESTMENT ADVISORY AGREEMENT WITH WESTWOOD WILL BE SUBMITTED AS ONE PROPOSAL AND NEITHER WILL BE APPROVED UNLESS BOTH ARE APPROVED.

PROPOSAL  (2)  To elect seven (7) directors to serve until the next annual meeting of shareholders and until their successors are elected and qualified;

PROPOSAL  (3)  To ratify or reject the selection by the Board of Directors of
               Cheshier & Fuller, L.L.P. as the independent certified public accountants of the Company for the current fiscal year; and

          (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on March 12,1999, shall be entitled to notice of, and to vote at, the meeting or any adjournment or adjournments thereof.

     A Proxy Statement and a Proxy solicited by the Board of Directors are enclosed herewith. If you do not expect to be present at the meeting, please sign, date and return the Proxy promptly in the enclosed envelope to which no postage need be affixed if mailed in the United States. If you attend the meeting, you may, if you wish, withdraw your Proxy and vote in person.

     Prompt response by our shareholders will reduce the time and expense of solicitation.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   George S. Walls, Jr.
                                   PRESIDENT
CLEBURNE, TEXAS
MARCH ___, 1999

                                                       PRELIMINARY COPY
                                                        FOR USE OF THE
                                             SECURITIES AND EXCHANGE COMMISSION
                                                             ONLY

                         [SAMARNAN INVESTMENT CORPORATION]
                                        LOGO


                                  -----------------
                                  PROXY STATEMENT
                                        FOR
                           ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD APRIL 16,1999
                                  -----------------

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Samarnan Investment Corporation, a Texas corporation (the "Company"), for use at the annual meeting of shareholders of the Company to be held on April 16, 1999, and any adjournment thereof, for the purposes set forth in the accompanying notice of meeting. It is anticipated that this Proxy Statement and the accompanying Proxy will first be mailed to shareholders on or about March ____, 1999.

                                   ANNUAL REPORT

     The Company will furnish, without charge, a copy of its Annual Report for 1998 and a copy of its most recent Semi-Annual Report succeeding such Annual Report, if any, to any shareholder upon request. A shareholder may request such Annual Report and Semi-Annual Report, if any, by filling-in the shareholder's name and mailing address on the enclosed self-addressed, postage paid card and mailing it to the Company.

                                 COST OF SOLICITATION

     The cost of solicitation of proxies, including the cost of preparing and mailing this Proxy Statement, will be paid by the Company. Proxies may be solicited without extra compensation by officers and employees of the Company by telephone, telegram or personally. Arrangements may also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of stock held of record by such persons, and the Company may reimburse them for reasonable out-of-pocket expenses incurred by them in connection therewith.

                                REVOCATION OF PROXIES

     Any Proxy given pursuant to this solicitation may be revoked by any shareholder who attends the meeting and gives oral notice to the Secretary of the Company of his or hers election to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the meeting by delivering an instrument revoking it or a duly executed proxy bearing a later date to the Secretary of the Company.

                           RECORD DATE AND VOTING RIGHTS

     The record date of shareholders entitled to vote was taken as of the close of business on March 12,1999. On that date the Company had outstanding and entitled to vote, 1,201,768 shares of Common Stock, par value $1.00 per share, with each share entitled to one vote on each matter presented for action at the meeting. All votes cast in person or by proxy will be counted. Cumulative voting for directors is prohibited.

     If the proxy is properly executed, completed and returned by the shareholder and is not revoked, it will be voted at the meeting in the manner specified therein. If no specification is made, the proxy will be voted in favor of each of the proposals.

                               QUORUM AND REQUIRED VOTE

     The holders of a majority of the number of shares of the Company's outstanding Common Stock entitled to vote at the meeting, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be counted for the purpose of determining whether a quorum is present at the meeting.

The affirmative vote of the holders of a majority of the Company's outstanding Common Stock is required to approve Proposal 1, the amendment (the "Amendment") to the Investment Advisory Agreement, dated as of April 1,1991 (the "Voyageur Agreement"), between the Company and Voyageur Asset Management LLC ("Voyageur") and the Investment Advisory Agreement, dated as of April 1,1999 (the "Westwood Agreement"), between the Company and Westwood Management Corp. ("Westwood"). In all other matters except the election of directors, the affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the meeting shall be the act of the shareholders. Abstentions will be treated as votes against a proposal and broker non-votes will have no effect on the vote. Directors will be elected by a plurality of the votes cast by holders of shares present in person or represented by proxy at the meeting.

     George S. Walls, Jr., President and a director of the Company, and his sisters, Martha Walls Murdoch and Nancy Walls Devaney, both of whom are directors of the Company, together beneficially owned or had the right to vote as of March 12, 1999, an aggregate of 1,088,586 shares (90.58%) of Common Stock. (For additional information with respect to ownership of the Company's stock by members of the Walls family and by directors and officers of the Company, see "Principal Shareholders" and "Election of Directors-Stock Ownership of Directors and Officers"). The above named members of the Walls family have advised the Company that is their present intention and the intention of other record owners of such shares to vote all of their shares (i) for Proposal 1, the approval of the Amendment and the Westwood Agreement; (ii) for Proposal 2, the election as directors of the nominees named under "Election of Directors" herein; and
(iii) for Proposal 3, the ratification of the selection of Cheshier & Fuller, L.L.P. as the independent certified public accountants for the Company. Accordingly, in such event, the approval of Proposal 1, the Amendment and the Westwood Agreement, the election of such nominees as directors and the ratification of the selection of such independent certified public accountants is assured.

                                PRINCIPAL SHAREHOLDERS

     The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of March 12,1999 by those shareholders known to the Company to own more than 5% of the Company's outstanding Common Stock. Except as otherwise indicated, (i) each beneficial owner has sole voting and investment power with respect to the shares set forth opposite such shareholder's name and
(ii) none of the shares shown are known to be shares with respect to which the listed beneficial owner has the right to acquire beneficial ownership.


NAME AND ADDRESS                  SHARES OWNED      PERCENT OF CLASS
----------------                  ------------      ----------------

The George S. Walls Trust B        134,250(a)          11.17%
Cleburne, Texas

Nancy Walls Devaney                391,701(b)          32.59%
Cleburne, Texas

George S. Walls, Jr.               336,552(c)          28.01%
Cleburne, Texas

Martha Walls Murdoch               226,083(d)          18.81%
Cleburne, Texas

---------------------------

(a) These shares are held in a trust created under the last will and testament of George S. Walls, deceased, for the benefit of the grandchildren of the late Mr. George S. Walls and his wife, the late Mrs. George S. Walls. Under the terms of the trust, the trustees may, at their sole discretion, make distributions from time to time of the income and assets of the trust to such grandchildren and, upon the death of Nancy Walls Devaney or George S. Walls, Jr., whichever is the last to die, are required to distribute all of the assets and income of the trust to such grandchildren. Nancy Walls Devaney, Martha Walls Murdoch and George S. Walls, Jr. are the Co-Trustees of such trust.

(b) Includes (i) 5,500 shares owned by the husband of Nancy Walls Devaney; (ii) 25,275 shares held by Mr. and Mrs. Devaney as custodians for their children; (iii) 75,272 shares held by three trusts for the benefit of the children of Nancy Walls Devaney who is the sole trustee of each of such trusts; and (iv) 64,071 shares held by three trusts for the benefit of the children of Nancy Walls Devaney, of which Nancy Walls Devaney, her husband Pete Devaney, and George S. Walls, Jr., are the trustees of each of such trusts; however, Mrs. Devaney disclaims beneficial ownership of all the shares referred to above in this note (b). Does not include 134,250 shares held by The George S. Walls Trust B, described in note (a) above, of which Nancy Walls Devaney is a Co-Trustee, since Mrs. Devaney disclaims beneficial ownership of such shares.

(c) Includes (i) 5,225 shares owned by Mr. Walls' wife; (ii) 20,850 shares held by Mr. Walls as custodian for his children; and (iii) 89,895 shares held by four trusts for the benefit of Mr. Walls' children of which he is the sole trustee of each such trusts; however, Mr. Walls disclaims beneficial ownership of all the shares referred to above in this note (c). Does not include 134,250 shares held by The George S. Walls Trust B, described in note (a) above, of which George S. Walls, Jr. is a Co-Trustee, since Mr. Walls disclaims beneficial ownership of such shares.

(d) Includes, 4,500 shares owned by the husband of Martha Walls Murdoch. Does not include 134,250 shares held by the George S. Walls Trust B, described in note (a) above, of which Martha Walls Murdoch is a Co-Trustee, since Mrs. Murdoch disclaims beneficial ownership of such shares.


                                      PROPOSAL 1
                           INVESTMENT ADVISORY AGREEMENTS
Introduction

     The Company has operated as a closed-end, diversified management company since its registration in April, 1978 under the Investment Company Act of 1940, as amended (the "1940 Act"). From its inception as a registered investment company under the 1940 Act, the Company's primary investment objective has been to receive current income and the preservation of its capital, with little emphasis on capital appreciation.

     To accomplish this and to maximize after-tax income to itself and its shareholders, the Company having qualified as a "regulated investment company" under the Internal Revenue Code in each of its fiscal years beginning with the year ended December 31,1979, has invested exclusively in debt securities the interest on which is exempt from Federal income tax ("tax-exempt debt securities").

     At the annual meeting of the Company's shareholders on April 28, 1998, the shareholders approved a change in the Company's investment objective for the purpose of broadening such objective to afford the Company more flexibility in selecting its portfolio securities. The change in investment objective permits the Company to invest up to 49% of its portfolio in equity securities and debt obligations, the dividends and interest on which would be taxable for Federal income tax purposes.

     In order to facilitate the change in investment objective, the Board of Directors has approved a plan whereby a portion of the Company's total portfolio, to consist of common and preferred stocks, American Depository Receipts and other types of equity securities, will be designated as an equity portfolio (the "Equity Portfolio") and the remainder of the portfolio, consisting of both tax-exempt and taxable debt securities, will be designated as a debt portfolio (the "Debt Portfolio").

     After interviewing several investment advisory firms, the Board of Directors selected Westwood Management Corp. ("Westwood") to be its investment adviser for all equity securities and to manage the Equity Portfolio.

     Voyageur Asset Management LLC ("Voyageur"), or its predecessor Voyageur Fund Managers, has been the Company's sole investment adviser since April 1, 1991, and will continue to be its investment adviser for all debt securities, both tax-exempt and taxable, and will manage the Debt Portfolio.

     To implement this, it is necessary for the Company to amend its existing Investment Advisory Agreement with Voyageur and to enter into a separate investment advisory agreement with Westwood.

     The Board of Directors has unanimously approved both an amendment (the "Amendment") to the Investment Advisory Agreement, dated as of April 1,1991, between the Company and Voyageur (the "Voyageur Agreement"), and an Investment Advisory Agreement, dated as of April 1, 1999, between the Company and Westwood (the "Westwood Agreement"), subject to approval by the vote of a majority of the Company's outstanding Common Stock.

     At December 31,1998, the Company's total portfolio valued at market was $18,683,529. Of this amount, the Board expects to designate over a period of time approximately $7,400,000 (39.6% of its total portfolio) as its Equity Portfolio and the remainder of $11,283,529 (60.4% of the total portfolio) as its Debt Portfolio. This division of the portfolio between the Equity and Debt Portfolios may be changed from time to time by the Board of Directors, provided that at least 50% of the value of the Company's total assets at the end of each of its fiscal quarters must consist of tax-exempt debt securities held in the Debt Portfolio.

     If Proposal 1 is approved by the shareholders, the Company's annual operating expenses will be increased. The following table shows the Company's annual expenses for its fiscal year ended December 31,1998 and its pro forma annual expenses assuming the approval of Proposal 1.

                             ANNUAL OPERATING EXPENSES
                (as a percentage of net assets at December 31,1998)

                                     1998            Pro Forma (1)
                                     ----            ---------
Advisory Fees                 $ 48,000 (0.26%)    $ 85,966 (0.46%)(2)
Other Expenses:
     Legal and Professional     36,593 (0.20%)      36,600 (0.20%)
     Audit Fees                  7,932 (0.04%)       8,500 (0.05%)
     Director Fees               9,900 (0.05%)       8,400 (0.04%)
     Custodian Fees              6,000 (0.03%)       6,000 (0.03%)
     Administrative             12,977 (0.07%)       5,000 (0.03%)
     Miscellaneous               1,679 (0.01%)       2,000 (0.01%)
                              ---------------     ---------------
Total Expenses                $123,081 (0.66%)    $152,446 (0.82%)

-------------------------
(1)  Other Expenses are based on estimated amounts for the current year.

(2) Assumes allocation of $7,400,000 of portfolio assets to Equity Portfolio and $11 ,283,529 of portfolio assets to Debt Portfolio.

(a)  THE AMENDMENT TO THE VOYAGEUR AGREEMENT

     The Voyageur Agreement was approved by the Company's shareholders at their annual meeting on April 25,1991 and thereafter it has been approved annually for one year periods by the unanimous vote of the Company's Board of Directors which included those directors who were not "interested persons" as defined in the 1940 Act. On January 26,

1999, the Board unanimously approved the continuation of the Voyageur Agreement for one year.

     The purpose of the Amendment is basically twofold (i) clarify and limit Voyageur's investment advisory services under the Voyageur Agreement to those relating solely to debt securities, and (ii) change the amount of advisory fee payable by the Company under the Voyageur Agreement.

     The Voyageur Agreement presently provides that Voyageur, as the Company's sole investment adviser, will render investment management services and advice to the Company with respect to all of its portfolio. The Amendment limits Voyageur's investment advisory services and responsibilities under the Voyageur Agreement to those of debt securities and the management of the Debt Portfolio. As a result of the Amendment, Voyageur will not render any investment advice to the Company with respect to equity securities nor will it be responsible for the management of the Equity Portfolio.

     The Company now pays Voyageur an advisory fee of $12,000 per quarter ($48,000 per annum) under the Voyageur Agreement. The fee is payable within five days after the end of each calendar quarter. In the event the Voyageur Agreement is terminated on any day other than the last day of a quarter, the quarterly fee is proportionally reduced to the number of days Voyageur acted as investment adviser during such quarter.

     At December 31, 1998, the Company had net assets of $18,683,529. The total advisory fees paid by the Company to Voyageur during 1998 represented approximately 0.26% of the Company's net assets on that date.

     The Amendment changes the fee paid to Voyageur under the Voyageur Agreement from the fixed amount described above to a fee based upon the value of the assets in the Debt Portfolio, as appraised by Voyageur as of the last day of each fiscal quarter of the Company on which the New York Stock Exchange (the "NYSE") is open for trading (the "Appraisal Date"). The fee is 0.27% of the appraised value of the assets in the Debt Portfolio, which is payable on a quarterly basis in arrears with a minimum fee of $3,000 per annum. If Voyageur serves for less than the whole of any fiscal quarter, the fee is to be prorated for the portion of such quarter that Voyageur served as investment adviser.

     The Amendment provides that the quarterly fee is to be paid within ten days after the Company's receipt of Voyageur's appraisal of the Debt Portfolio and its statement of the fee due thereunder, but if not so paid such fee will constitute a lien on and be payable out of the assets in the Debt Portfolio.

     The Amendment further provides that in making any appraisal, securities listed on any national securities exchange will be valued at the last quoted sales price, regular way, on the Appraisal Date on the principal exchange on which the security is listed; securities listed in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or traded in the over-the-counter market will be valued at the closing price or the highest reported bid price on the Appraisal Date, whichever is available; and securities not listed on any exchange or in NASDAQ or not traded in the over-the-counter market, as well as trades that have not been settled on the Appraisal Date, shall be valued as of the Appraisal Date at fair value as determined in good faith by Voyageur in accordance with policies approved by the Board of Directors.

     Based upon the Board's proposed designation of $11,283,529 of portfolio assets to the Debt Portfolio, the total advisory fees payable to Voyageur under the Amendment on an annual basis would be $30,466, which would be equal to approximately 0.16% of the Company's net assets at December 31,1998.

     Except as amended and modified by the Amendment, the Voyageur Agreement will remain in full force and effect and the Amendment will become effective on the date it is approved by the Company's shareholders.

     The foregoing summary of the Amendment is qualified in its entirety by reference to the Amendment itself, a copy of which is attached hereto as Exhibit A, which shareholders are urged to read.

INFORMATION REGARDING VOYAGEUR

     The following information has been furnished to the Company by Voyageur for inclusion in this Proxy Statement.

     Voyageur is a majority owned subsidiary of Dougherty Financial Group, L.L.C. ("DFG"). Thirty three percent (33%) of Voyageur is owned in equal parts by Frank C. Tonnemaker, James C. King and Louis V. Nanne, senior executives of Voyageur and 67% by DFG. DFG is owned by Michael E. Dougherty 37%, and 37% is owned in equal parts by James O. Pohlad, Robert C. Pohlad and William M. Pohlad. The remaining 26% of DFG is owned by three of its employees. Voyageur's address is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.

     Steven P. Eldredge is the Company's portfolio manager. Mr. Eldredge is a Senior Fixed Income Portfolio Manager of Voyageur where he has been employed since 1995. Prior to joining Voyageur, Mr. Eldredge was a portfolio manager for ABT Mutual Funds from 1989 through 1995. Mr. Eldredge has over 20 years experience in portfolio management.

(b)  THE WESTWOOD AGREEMENT

     The following summary of the Westwood Agreement is qualified in its entirety by reference to the copy thereof attached hereto as Exhibit B, which shareholders are urged to read.

     The Westwood Agreement provides that Westwood will render investment advice to the Company with respect to equity securities and will manage the Equity Portfolio. Westwood will not render any investment advice with respect to debt securities nor will it be responsible for the management of the Debt Portfolio.

     The Westwood Agreement provides for an advisory fee based upon the appraised value of the assets in the Equity Portfolio, as appraised by Westwood on the Appraisal Date (which is the same date provided for in the Amendment to the Voyageur Agreement discussed above). The fee is 0.75% of the appraised value of the assets in the Equity Portfolio which is payable quarterly in arrears. If Westwood serves for less than the whole of any quarter, the fee is to be pro rated for the portion of such quarter that Westwood served as investment adviser.

     If a quarterly fee is not paid to Westwood within ten days after the Company's receipt of Westwood's appraisal of the Equity Portfolio and its statement of the fee due thereunder, the amount of such fee will constitute a lien on and be payable out of the assets of the Equity Portfolio.

     The criteria for Westwood's appraisal of the assets of the Equity Portfolio is the same as that for Voyageur's appraisal of the Debt Portfolio described above.

     Based upon the Board's proposed designation of approximately $7,400,000 of portfolio assets to the Equity Portfolio, the total advisory fees payable to Westwood on an annual basis would be $55,500, which would be equal to approximately 0.29% of the Company's net assets at December 31, 1998.

     Under the Westwood Agreement, Westwood has agreed to furnish the Company investment advice and statistical services regarding equity securities, including placing orders for the purchase and sale of equity securities for the Company's account. The Company will continue to pay all of its expenses, including legal and accounting fees, fees and expenses of the Company's transfer agent, dividend disbursing agent and custodian, director fees, and the expenses of directors and shareholders meetings. The Company will also pay any brokers' commissions, transfer taxes or other charges directly relating to the purchase or sale of equity securities by Westwood for the Company's account.

     Westwood will pay all of its own administrative costs and expenses necessary and incident to its providing the investment advisory services to the Company under the Westwood Agreement.

     The Westwood Agreement will become effective on the date it is approved by the vote of a majority of the holders of the Company's outstanding Common Stock, and will continue in effect for one year therefrom, and thereafter for successive one year periods, provided that each yearly continuation of the Westwood Agreement is specifically approved, at least annually by (i) the Board of Directors of the Company or by the vote of a majority of the outstanding voting securities of the Company, and (ii) by the vote of a majority of the directors who are not parties to the Westwood Agreement or "interested persons"(as defined in the 1940 Act) of Westwood or of the Company cast in person at a meeting duly called for the purpose of voting on such approval.

     The Westwood Agreement provides that Westwood will not be liable to the Company or third parties for acts or omissions not caused by Westwood's willful misfeasance, bad faith or gross negligence or by the acts or omissions of any bank, trust company, broker, or other person with whom or into whose possession any monies or securities and investments may be deposited under the Westwood Agreement, nor will it be liable for any action taken or omitted to be taken by Westwood on the advice of its counsel, provided such counsel is reasonably acceptable to the Company.

     The Westwood Agreement further provides that Westwood will indemnify the Company against actions, litigation or other proceedings of any kind or nature and against any loss, liability, judgment, cost or penalty imposed as a result of such actions, litigation or proceedings arising out of any willful misfeasance, bad faith or gross negligence on the part of Westwood in the performance of its duties under the Westwood Agreement.

     Under the Westwood Agreement, Westwood is free to render services to other clients similar to those it renders to the Company and it may give advice and take action with respect to those other clients that may differ from the advice given or the timing it may recommend to the Company. Furthermore, Westwood will not have any obligation to purchase or sell for the Company's account any security that it or its principals, affiliates or employees may purchase for themselves or other clients.

     The Westwood Agreement may be terminated at any time without penalty by the Board of Directors of the Company or by the vote of a majority of its outstanding voting securities, or by Westwood, on not more than 60 days' written notice to the other party. The Westwood Agreement will automatically terminate in the event of its "assignment" as that term is defined in the 1940 Act.

INFORMATION REGARDING WESTWOOD

     The following information has been furnished to the Company by Westwood for inclusion in this Proxy Statement.

     Westwood is a registered investment adviser under the Investment Advisers Act of 1940. Westwood's address is 300 Crescent Court, Suite 1300, Dallas, Texas 75201.

     Westwood is a New York corporation which is a wholly owned subsidiary of Southwest Securities Group, Inc., a Delaware corporation ("Southwest Securities"). Southwest Securities is a publicly owned holding company with subsidiaries engaged in providing securities clearing, securities brokerage, investment banking and investment advisory services. To the knowledge of Southwest Securities no person owns 10% or more of its voting securities. The address of Southwest Securities is 1201 Elm Street, Suite 3500, Dallas, Texas 75270.

     As of December 31, 1998, Westwood managed $2.3 billion of assets in separate accounts, primarily corporate pension funds.

     The name, address, and principal occupation(s) of each principal executive officer and each director of Westwood is set forth below.

Name and Address                   Principal Occupation(s)
----------------                   -----------------------
Susan M. Byrne                     President, Chief Executive Officer,
300 Crescent Court, Suite 1300     Chief Investment Officer, and Director of
Dallas, Texas 75201                Westwood

Patricia R. Fraze                  Executive Vice President, Portfolio Manager,
885 Third Avenue, Suite 3010       and Director of Westwood
New York, New York 10021

Lynda J. Calkin                    Senior Vice President and Portfolio Manager
300 Crescent Court, Suite 1300     of Westwood
Dallas, Texas 75201

Jacqueline L. Finley               Controller, Secretary and Assistant Treasurer
300 Crescent Court, Suite 1300     of Westwood
Dallas, Texas 75201

Don Buchholz                       Chairman of the Board of Southwest
1201 Elm Street, Suite 3500        Securities and Director of Westwood
Dallas, Texas 75270

Raymond E. Wooldridge              Vice Chairman of the Board of Southwest
1201 Elm Street, Suite 3500        Securities and Director of Westwood
Dallas, Texas 75270

David Glatstein                    President and Chief Executive Officer of
1201 Elm Street, Suite 3500        Southwest Securities and Director of Westwood
Dallas, Texas 75270

     Westwood is the sub-advisor for the Gabelli Westwood Equity Fund, the Liberty All-Star Equity Fund, the Liberty All-Star Equity Fund, Variable Series, and the Liberty All-Star Growth and Income Fund. All of which are registered investment companies with similar investment objectives as those intended for the Company's equity portfolio. Westwood receives fees as a sub-advisor equal to such percentage of each investment company's net assets as set forth below:

                                                  NET ASSETS          ANNUAL SUB-ADVISOR FEE
FUND                                              AS OF 3/3/99        AS A % OF NET FUND ASSETS(1)
----                                              ------------        ----------------------------
Gabelli Westwood Equity Fund                      $189 million         (2)
Liberty All-Star Equity Fund                      $262 million        .40% on the first $80 million
Liberty All-Star Equity Fund, Variable Series     $ 10  million       .30%
Liberty All-Star Growth and Income Fund           $ .6  million       .30%

-------------------------
(1) Annual fees as sub-advisor to these funds do not include compensation for custody, asset allocation guidance and other ancillary services.

(2)  Annual sub-advisor fee is 35% of the net revenue of the advisor.

     Susan M. Byrne, President of Westwood will be the Company's portfolio manager for equity securities. Ms. Byrne, a founder of Westwood in 1983 has over 15 years experience in equity portfolio management.

     The consolidated financial statements of Southwest Securities and Subsidiaries as of June 26,1998, together with the accountant's report of KPMG Peat Marwick, LLP, Southwest Securities' independent certified public accountants, is attached hereto as Exhibit C.

                       TRANSACTIONS WITH AFFILIATE OF WESTWOOD

     Westwood Trust (formally Trust Company of Texas), a subsidiary of Southwest Securities and an affiliate of Westwood, has been the custodian for the Company's securities portfolio since 1992 for an annual fee of $6,000. Westwood Trust will continue to serve as such custodian for the same annual fee.

     Since 1992, Westwood Trust has served as corporate trustee, investment manager and custodian for the Walls Family Partnership of which George S. Walls, Jr., Martha Walls Murdoch and Nancy Walls Devaney are the Co-Managing Partners. This partnership is comprised of the Co-Managing Partners, the children of Mr. Walls and Mrs. Devaney and certain trusts for the benefit of their children. For such services, Westwood Trust received during the five year period ended December 31,1998 annual fees ranging from .53% to .83% of the net asset value at year end of the Walls Family Partnership.

     In addition, Westwood Trust has since 1992 served as corporate trustee, investment manager and custodian for The Fleta Ricks Walls Charitable Lead Trust of which George S. Walls, Jr, Martha Walls Murdoch and Nancy Walls Devaney are Co-Trustees. For its services, Westwood Trust received during the five year period ended December 31,1998 annual fees ranging from .81% to .97% of the net assets at year end of such Trust.

                                      PROPOSAL 2
                               ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the number of directors constituting the Board of Directors shall be not less than three or more than nine, with the exact number to be determined from time to time by the Board of Directors. The Board of Directors has adopted a resolution fixing the number of directors at seven for the current year.

     Each of the following persons is a nominee for director for a term of office expiring at the annual meeting of shareholders in the year 2000, or when his or her successor is elected and qualified.

     The information set forth below as to the principal occupations or employment of each of the nominees is for at least five years, with the exception of Mr. Yater. Since retiring in February 1996, Mr. Yater has managed his personal investments and those of his family. Prior to his retirement, he had for more than five years been a partner of Y&Y Partnership, Fort Worth, Texas (real estate investments) and an officer, director and stockholder of Stockyard Hotel, Inc., Fort Worth, Texas (hotel operations).

     Name and Principal                                                            Director
     Occupation or Employment                                         Age            Since
     ------------------------                                         ---          --------
*Nancy Walls Devaney                                                  51             1978
     --Family Manager, Cleburne, Texas
Joseph A. Monteleone                                                  56             1992
     --Certified Public Accountant, Fort Worth, Texas
*Martha Walls Murdoch                                                 55             1978
     --Family Manager, Cleburne, Texas
Steve Sikes                                                           46             1993
     --President and Chief Executive Officer
     AMSCO Steel Company, Inc.,
     Fort Worth Texas (steel fabricating)
Roland Walden                                                         69             1989
     --Retired.
     Prior thereto, President and Chief Executive Officer
     Brazos Bank, National Association, Alvarado, Texas
*George S. Walls, Jr.                                                 59             1978
     --President and Chief Executive Officer of the Company
Tolbert F. Yater, III                                                 59             1998
     --Personal Investments, Cleburne, Texas

-------------------------
  * George S. Walls, Jr., and his sisters, Nancy Walls Devaney and Martha Walls Murdoch, may be deemed to be "interested persons" as that term is defined in Section 2 (a) (19) of the Investment Company Act of 1940 and "parents" as that term is defined in the rules and regulations of the Securities and Exchange Commission by virtue of their ownership of Common Stock and their family relationship.

     Should any of the above named nominees become unable or unwilling to accept nomination or election, any proxy granted pursuant to this solicitation will be voted for the election in his or her stead for such other person as management may recommend. The management has no reason to believe that any of the nominees will be unable or unwilling to serve if elected. To the knowledge of management, the nominees intend to serve the entire term for which election is sought.

     No officer, director or nominee to the Board of Directors of the Company is a director, general partner, officer, employee or security holder of Voyageur Asset Management LLC, the Company's investment advisor, or an affiliate thereof, or of Westwood Management Corp., a proposed investment adviser to the Company, or any affiliate thereof.

     Since the Board of Directors does not have standing audit, nominating or compensation committees, the functions that would normally be performed by those committees are performed by the entire Board of Directors. The Board met five times during 1998. Each member of the Board attended all of the meetings of the Board during 1998, except Mr. Sikes who attended 60% of the meetings. Mr. Yater who was not a director until his election at the annual meeting of shareholders held on April 28,1998 has attended all meetings of the Board since his election.

STOCK OWNERSHIP OF DIRECTORS AND OFFICERS

     The following table sets forth the number of shares of the Company's Common Stock beneficially owned by each present director, each nominee for director, and all directors and officers as a group as of March 12, 1999. Except as otherwise indicated, (i) each beneficial owner has sole voting and investment power with respect to the shares set forth opposite such owner's name and (ii) none of the shares shown are known to be shares with respect to which the listed beneficial owner had the right to acquire beneficial ownership.


                                                       Amount and Nature of               Percent
Name of Beneficial Owner                               Beneficial Ownership               of Class
------------------------                               --------------------               --------
Nancy Walls Devaney                                    391,701 shares(a)(b)               32.59%
Martha Walls Murdoch                                   226,083 shares(b)(c)               18.81%
Joseph A. Monteleone                                         None
Steve Sikes                                                  None
Roland W. Walden                                       4,400 shares                        0.37%
George S. Walls, Jr.                                   336,552 shares(b)(d)               28.01%
Tolbert F. Yater, III                                        None
All officers and directors as a group (8 persons)      1,092,986 shares(a)(c)(d)(e)       90.95%

---------------------------------
(a) Includes (i) 5,500 shares owned by the husband of Nancy Walls Devaney; (ii) 25,275 shares held by Mr. and Mrs. Devaney as custodians for their children; (iii) 75,272 shares held by three trusts for the benefit of the children of Nancy Walls Devaney who is the sole trustee of each such trust; and (iv) 64,071 shares held by three trusts for the benefit of the children of Nancy Walls Devaney, of which Nancy Walls Devaney, her husband Pete Devaney and George S. Walls, Jr., are the trustees of each of such trusts; however, Mrs. Devaney disclaims beneficial ownership of all the shares referred to above in this note (a).

(b) Does not include 134,250 shares held by The George S. Walls Trust B described in note (a) under the caption "Principal Shareholders" above, of which Nancy Walls Devaney, Martha Walls Murdoch and George S. Walls, Jr. are Co-Trustees, since Nancy Walls Devaney, Martha Walls Murdoch and George
     S. Walls, Jr. disclaim beneficial ownership of such shares.

(c)  Includes, 4,500 shares owned by the husband of Martha Walls Murdoch.

(d) Includes (i) 5,225 shares owned by Mr. Walls' wife; (ii) 20,850 shares held by Mr. Walls as custodian for his children; and (iii) 89,895 shares held by four trusts for the benefit of Mr. Walls' children of which he is the sole trustee of each of such trusts; however, Mr. Walls disclaims beneficial ownership of all the shares referred to above in this note (d).

(e) Includes 134,250 shares (11.17%) held by The George S. Walls Trust B of which Nancy Walls Devaney, Martha Walls Murdoch and George S. Walls, Jr. are Co-Trustees, although each of such trustees disclaims beneficial ownership of such shares.


REMUNERATION

     George S. Walls, Jr., President and Chief Executive Officer, and Jerry D. Wheatley, Secretary and Treasurer, are presently the only officers of the Company. The Company has no employees. No officer or other employee received any remuneration from the Company during the year ended December 31,1998 in his capacity as an officer or employee;

however, the accounting firm of Wheatley & Cody, P.C., of which Mr. Wheatley is a stockholder received fees from the Company of $6,100 during 1998.

     The Company does not have any stock option, bonus, profit sharing or other compensation plans, contracts, or arrangements or any pension or retirement plans, contracts or arrangements in which any director, nominee for election as a director, or officer of the Company may participate.

     The Company pays $300 to its directors for each meeting of the Board of Directors they attend.

     The following table sets forth the aggregate compensation paid by the Company to each of its directors during the year ended December 31, 1998.

                                                            AGGREGATE
     NAME OF PERSON AND CAPACITY                            COMPENSATION
     IN WHICH REMUNERATION IS RECEIVED                      FROM THE COMPANY(1)
     ---------------------------------                      -------------------
     *Nancy Walls Devaney - Director                          $1,500.00
     *Martha Walls Murdoch - Director                         $1,500.00
     Joseph A. Monteleone - Director                          $1,500.00
     Steve Sikes - Director                                   $  900.00
     Roland W. Walden - Director                              $1,500.00
     *George S. Walls, Jr. - Director                         $1,500.00
     Tolbert F. Yater, III - Director                         $1,200.00

-----------------------
(1) Does not include $6,100 paid to Wheatley & Cody, P.C. of which Jerry D. Wheatley, Secretary and Treasurer of the Company, is a stockholder.

 * George S. Walls, Jr. and his sisters, Nancy Walls Devaney and Martha Walls Murdoch, may be deemed to be "interested persons" as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.


                                      PROPOSAL 3
                     SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     A majority of the entire Board of Directors, including a majority of those members of the Board of Directors who are not "interested persons", as defined in the Investment Act of 1940, have selected Cheshier & Fuller, L.L.P. as the Company's independent certified public accountants for the fiscal year ending December 31,1999. Cheshier & Fuller, L. L. P. has acted as the Company's independent certified public accountants since January 1,1992 and its selection as the Company's independent certified public accountants for the fiscal year ended December 31,1998, was ratified by the shareholders on April 28,1998.

     If the shareholders do not ratify the selection of Cheshier & Fuller, L.L.P., the selection of another independent auditor will be considered by the Board of Directors. A representative of Cheshier & Fuller, L.L.P. will be present at the meeting, will be given the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions from shareholders.

                      DATE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     The date by which shareholder proposals must be received by the Company for possible inclusion in the proxy statement and form of proxy relating to the year 2000 annual meeting is December 1, 1999.

                            MANAGEMENT'S RECOMMENDATIONS

     The Board of Directors of the Company has unanimously recommended the approval of the Amendment and the Westwood Agreement (Proposal 1), and has nominated and recommended to the shareholders the election of the seven nominees as directors and the ratification of Cheshier & Fuller, L.L.P. as the Company's independent certified public accountants.

                                   MISCELLANEOUS

     Management of the Company knows of no matter, other than those described herein, that will be presented for action by the shareholders at the meeting, but it is intended that the proxies will be exercised upon any other matters and proposals that may legally come before the meeting, or any adjournment thereof, in accordance with the discretion of the persons named therein.

     Please date, sign and return the Proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. A prompt return of your Proxy will be appreciated as it will save the expense of further solicitation.


                                   BY ORDER OF THE BOARD OF DIRECTORS




                                   George S. Walls, Jr.
                                   PRESIDENT


CLEBURNE, TEXAS
MARCH _____, 1999

                                                                      EXHIBIT A

                      AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

THIS AMENDMENT (the "Amendment") by and between Samarnan Investment Corporation, a Texas corporation ("the Fund"), and Voyageur Asset Management LLC, a Minnesota limited liability corporation ("Fund Managers"), the successor to Voyageur Fund Managers, a Minnesota general partnership, in a transaction that was not an "assignment" as that term is defined in the Investment Company Act of 1940, as amended, whereby the Fund and the Fund Managers do hereby agree that certain Investment Advisory Agreement, dated as of April 1, 1991 (the "Agreement"), by and between the Fund and Voyageur Fund Managers be amended as follows:

     (1) The first four paragraphs of Section 1 of the Agreement are hereby amended as follows:

          The Fund hereby engages Fund Managers, and Fund Managers hereby agrees to act, as investment adviser for the Fund as hereinafter provided. Fund Managers agrees, during the term of this Agreement, continuously to review and monitor the Fund's total portfolio of cash and investment securities and, from time to time as Fund Managers in its discretion deems appropriate and in the Fund's best interests, to make investment recommendations to the Fund's management with regard to investments in debt securities (including, but not limited to, recommendations of debt securities that the Fund should purchase or sell and recommendations regarding the portion of the Fund's total portfolio that should be invested in securities other than debt securities or remain uninvested; provided that in making such recommendations Fund Managers shall at all times be aware of the Fund's investment policy that provides at least 50% of the value of the Fund's total assets at the end of each of its fiscal quarters must consist of debt obligations the interest on which is exempt from Federal income tax under
     Section 103 of the Internal Revenue Code, as amended). That portion of the Fund's total portfolio that consists exclusively of debt securities is hereinafter called the "Debt Portfolio"; however, notwithstanding anything to the contrary herein contained, the term "Debt Portfolio" shall not include any of the following assets of the Fund: cash, demand bank deposits, bank deposits bearing interest, any other indebtedness which matures in ninety (90) days or less from the date of purchase or acquisition by the Fund, or accrued interest on any of the foregoing.

          In conducting its review of the Fund's Debt Portfolio and in making its investment recommendations to the Fund under this Agreement, Fund Managers shall at all times be guided by the applicable provisions of the Articles of Incorporation, the Bylaws, the Registration Statement, as amended, as filed with the Securities and Exchange Commission, and by the investment objectives and policies of the Fund as set forth in the Registration Statement, as amended, and as interpreted from time to time by the Board of Directors of the Fund. The Fund undertakes and agrees to provide Fund Managers with current copies of each such documents and to promptly notify Fund Managers, in writing, in advance of any changes to such documents.

          Subject to the authorization by the Fund's management as hereinafter provided, Fund Managers shall place orders for the purchase and sale of debt securities for the Fund's account directly with securities brokers and dealers selected by Fund Managers, and Fund Managers shall direct the Fund's custodian to pay for any such debt securities purchased by Fund Managers for the Fund pursuant to this Agreement, and to deliver such securities that Fund Managers may sell for the Fund's account, in each case only against receipt of countervalue and to persons other than Fund Managers. Until Fund Managers otherwise is notified in writing by the Fund, authorization by the Fund for Fund Managers to purchase or sell debt securities for the Fund's account may be by either the Chairman of the Board or the President of the Fund. A written certificate of the signatures of such Fund officers shall be provided Fund Managers and may be relied upon by Fund Managers until a replacement certificate is received by Fund Managers from the Fund. Such certificate may also authorize Fund Managers to act upon telephonic instructions received by Fund Managers from persons named in such certificate. Fund Managers shall not be liable to any person if it acts pursuant to telephonic or written instructions reasonably believed by Fund Managers to have been received from an authorized person of the Fund (as named in the most recent certificate received by Fund Managers from the Fund).

          Fund Managers shall report to the Board of Directors regularly at such times and in such detail as the Board may from time to time reasonably determine to be appropriate, in order to permit the Board to determine the adherence of Fund Managers to the investment policies of the Fund. Additionally, Fund Managers agrees to furnish the Fund's Board of Directors with such additional reports and other data as the Board of Directors shall reasonably request including, but not limited to, industry surveys, news of recent developments, statistical data, and such other information as may keep the Board properly informed on developments relating to the Fund's Debt Portfolio.

     (2) Section 2 of the Agreement is hereby deleted in its entirety and there is hereby substituted therefor the following:

          The Fund shall pay to Fund Managers, as full compensation for the services rendered by Fund Managers under this Agreement, a fee based on the value of the assets in the Debt Portfolio, appraised as described below. Such fee shall be 0.27% and shall be paid on a quarterly basis in arrears. The minimum fee shall be $3,000 per annum. For the purpose of calculating such fee, the value of the assets in the Debt Portfolio shall be determined as of each Appraisal Date. If Fund Managers serves for less than the whole of any fiscal quarter, such fee shall be calculated and shall be payable an a pro rata basis for the portion of such quarter for which Fund Managers had served as investment adviser hereunder. The fees due hereunder shall be paid by the Fund directly to Fund Managers within ten (10) days after the Fund's receipt of the appraisal described below and Fund Manager's statement as the fee due thereunder, but if not so paid in accordance with the terms hereof shall constitute a lien an and shall be payable from the assets in the Debt Portfolio. Fund Managers shall not be responsible and shall be reimbursed by the Fund for any and all charges for brokers' commissions, transfer taxes, and other charges incurred directly related ta the purchase or sale of debt securities by Fund Managers for the Fund's account pursuant to the provisions hereof.

          Fund Managers shall provide the Fund with an appraisal of the Debt Portfolio, summarizing all of its assets, including accrued interest, as of the last day of each fiscal quarter of the Fund an which the New York Stack Exchange is open for trading (herein called the "Appraisal Date"). Each security listed an any national securities exchange shall be valued at the last quoted sales price, regular way, an the Appraisal Date an the principal exchange an which such security is traded. Each security listed in the National Association of Securities Dealers Automated Quotation System or traded in the over-the-counter market shall be valued at the closing price or the highest reported bid price an the Appraisal Date, whichever is available. Securities not listed on any national securities exchange or not listed in the National Association of Securities Dealers Automated Quotation System or not traded in the over-the-counter market, as well as trades that have not been settled on the Appraisal Date, shall be valued an the Appraisal Date at fair value as determined in good faith by Fund Managers in accordance with policies approved by the Fund's Board of Directors.

     (3) Except as modified and amended by this Amendment, the Agreement shall remain in full force and effect.

     (4) This Amendment shall be effective an the date it is approved by the vote as a majority of the outstanding voting securities of the Fund.

IN WITNESS WHEREOF, the Fund and Fund Managers have caused this Amendment to be executed by their duly authorized officers as of the 1st day of April, 1999.

SAMARNAN INVESTMENT CORPORATION         VOYAGEUR ASSET MANAGEMENT LLC


By:                                     By:
    ------------------------------          --------------------------------
     George S Walls, Jr.                     James A. Roberts
     President                               Senior Vice President

                                                                      EXHIBIT B

                            INVESTMENT ADVISORY AGREEMENT

     THIS AGREEMENT, made as of the 1st day of April, 1999, by and between Samarnan Investment Corporation, a Texas corporation (the "Fund"), and Westwood Management Corp., a New York corporation ("WMC").

WITNESSETH:

1.   INVESTMENT ADVISORY SERVICES

     The Fund hereby engages WMC, and WMC hereby agrees to provide investment advisory services to the Fund as hereinafter provided. The Fund shall place a portion of the Fund's total portfolio under the supervision of WMC (herein called the "Equity Portfolio"). WMC agrees, during the terms of this Agreement, to review and monitor the Fund's Equity Portfolio and from time to time as WMC in its discretion deems appropriate and in the Fund's interests, to make investment recommendations to the Fund's management with respect to investment in equity securities.

     WMC shall assume discretion for the investment of the Equity Portfolio, and shall have full power to supervise and direct the investment of the Equity Portfolio in accordance with the investment objectives and policies that the Fund may from time to time provide to WMC in writing. These include, but shall not be limited to the applicable portions of the Fund's Articles of Incorporation, Bylaws, Registration Statement, as amended, as filed with the Securities and Exchange Commission, and other investment objectives and policies of the Fund as set forth in writing from time to time by the Board of Directors of the Fund. The Fund undertakes and agrees to provide WMC with current copies of each such documents and to promptly notify WMC, in writing, in advance of any changes to such documents.

     WMC shall place orders for the purchase and sale of equity securities for the Fund's account directly with securities brokers and dealers selected by WMC, and WMC shall direct the Fund's custodian to pay for any such securities purchased by WMC for the Fund pursuant to this Agreement, and to deliver such equity securities that WMC may sell for the Fund's account, in each case only against receipt of countervalue and to persons other than WMC or any "affiliated person" of WMC (as that term is defined in the Investment Company Act of 1940, as amended). Until WMC otherwise is notified in writing by the Fund, direction by the Fund for WMC to purchase or sell specific equity securities for the Fund's account may be by either the Chairman of the Board or the President of the Fund. A written certificate of the signatures of such Fund officers shall be provided WMC and may be relied upon by WMC until a replacement certificate is received by WMC from the Fund. Such certificate may also authorize WMC to act upon telephonic instructions received by WMC from persons named in such certificate. Any person named in any such certificate is herein called an "authorized person". WMC shall not be liable to any person if it acts pursuant to telephonic or written instructions reasonably believed by WMC to have been received from an "authorized person" of the Fund (as named in the most recent certificate received by WMC from the Fund).

     WMC will not be required to take any action, or render any advice, with respect to the voting of any of the securities of the Fund.

     WMC shall report to the Board of Directors regularly at such times and in such detail as the Board may from time to time reasonably determine to be appropriate, in order to permit the Board to determine the adherence of WMC to the investment policies of the Fund. Additionally, WMC agrees to furnish the Fund's Board of Directors with such additional reports and other data as the Board of Directors shall reasonably request including, but not limited to, industry surveys, news of recent developments, statistical data, and such other information as may keep the Board properly informed on developments relating to the Fund's Equity Portfolio.

     All information and advice furnished by either party to this Agreement shall be treated as confidential and shall not be disclosed to third parties except as required by law, judicial decree, or by rule or regulation of any regulatory or self-regulatory agency. WMC hereby acknowledges that all records necessary in the operation of the Fund, including records pertaining to its shareholders and investments, are the property of the Fund, and in the event that a transfer of management or investment advisory services to someone other than WMC should ever occur, WMC will promptly, and at its own cost, take all steps necessary to segregate such records and deliver them to the Fund. Notwithstanding the foregoing, WMC may retain copies of such records in accordance with its customary or appropriate policies or as required by law, judicial decree, or by rule or regulation of any regulatory or self-regulatory agency.

2.   COMPENSATION FOR SERVICES

     The Fund shall pay to WMC, as full compensation for the services rendered by it under this Agreement, a fee based on the value of the assets in the Equity Portfolio, appraised as described below. Such fee shall be 0.75% and shall be paid on a quarterly basis in arrears. For the purpose of calculating such fee, the value of the assets in the Equity Portfolio shall be determined as of each Appraisal Date. If WMC serves for less than the whole of any fiscal quarter, such fee shall be calculated and shall be payable on a pro rata basis for the portion of such quarter for which WMC has served as investment adviser hereunder. The fees due hereunder shall be paid by the Fund directly to WMC within ten (10) days after the Fund's receipt of the appraisal described below and WMC's statement of the fee due thereunder, but if not so paid in accordance with the terms hereof shall constitute a lien on and shall be payable from the assets in the Equity Portfolio. WMC shall not be responsible and shall be reimbursed by the Fund for any and all charges for brokers' commissions, transfer taxes, and other charges incurred directly related to the purchase or sale of equity securities by WMC for the Fund's account pursuant to the provisions hereof.

     WMC shall provide the Fund with an appraisal of the Equity Portfolio, summarizing all of its assets, as of the last day of each fiscal quarter of the Fund on which the New York Stock Exchange is open for trading (herein called the "Appraisal Date"). Each security listed on any national securities exchange shall be valued at the last quoted sale price, regular way, on the Appraisal Date on the principal exchange on which such security is traded. Each security listed in the National Association of Securities Dealers Automated Quotation System or traded in the over-the-counter market shall be valued at the closing price or the highest reported bid price on the Appraisal Date, whichever is available. Trades that have not been settled on the Appraisal Date shall be valued at fair value as determined in good faith by WMC in accordance with policies approved by the Fund's Board of Directors.

3.   ALLOCATION OF EXPENSES

     WMC shall bear all of its own administrative costs and expenses necessary and incident to its providing the investment advisory services rendered by it hereunder. In addition to the fee described in Section 2 hereof, the Fund shall pay all its costs and expenses which are not expressly assumed hereunder by WMC. These Fund expenses include, by way of example, but not by way of limitation, all expenses incurred in the operation of the Fund and any public offering of its shares, including, among others, Rule 12b-1 fees (if any), interest, taxes, brokerage fees and commissions, fees of the directors, expenses of directors' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other Coverage, expenses of issuance and sale of shares, expenses of printing and mailing stock certificates representing shares of the Fund, association membership dues, charges of custodians, transfer agents, dividend disbursing agents, administrative agents, accounting service agents, investor servicing agents, and bookkeeping, auditing, and legal expenses.

4.   FREEDOM TO DEAL WITH THIRD PARTIES

     WMC acts as advisor to other clients and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing and nature of actions taken, with respect to the Fund. WMC shall not have obligations to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security that WMC, its principals, affiliates or employees may purchase for themselves or any other clients.

5.   LIABILITY: INDEMNIFICATION

     WMC shall not be liable to the Fund or third parties for acts or omissions not caused by WMC's willful misfeasance, bad faith or gross negligence. WMC shall not be liable for the acts or omissions of any bank, trust company, broker or other person with whom or into whose possession any monies or securities and investments may be deposited, pursuant to the provisions of this Agreement or any other Fund contract. WMC shall not be liable for any actions taken or omitted to be taken by WMC on the advice of counsel to WMC, provided that said counsel is reasonably acceptable to the Fund.

     WMC agrees to indemnify the Fund against any and all actions, litigation or other proceedings of any kind or nature and against any loss, liability, judgment, cost or penalty imposed as a result of such actions, litigation or proceedings in any way arising out of or in connection with any willful misfeasance, bad faith or gross negligence on the part of WMC in the performance of its duties under this Agreement or of any of its directors, officers, employees, representatives or agents in connection with the responsibilities assumed by WMC hereunder. In the event of the threat or institution of an indemnified action, litigation or legal proceedings against the Fund, WMC shall defend such indemnified action, litigation or proceeding on behalf of the Fund at its own expense, and shall pay any such loss, liability, judgment, cost or penalty resulting therefrom, whether imposed by legal authority or agreed upon by way of compromise and settlement; provided, however, WMC shall not be required to pay or reimburse the Fund for any loss, liability, judgment, cost or penalty incurred as a result of action taken or omitted to be taken by WMC pursuant to the specific direction of, or any information supplied by, or as the result of the omission to supply information by, the Fund to WMC, or to WMC of or by a director, officer or employee of the Fund who is not an "interested person" (as defined in the Investment Company Act of 1940, as amended), of WMC, or to WMC of or by an "authorized person" (as defined in Section 1 hereof) or by any person reasonably believed by WMC to be a director, officer, employee or "authorized person"; provided that the foregoing shall not apply if the information so supplied or omitted was known, or reasonably should have been known, to WMC without recourse to the Fund or any such person referred to above.

6.   EFFECTIVE DATE. DURATION AND TERMINATION OF AGREEMENT

     (a) This Agreement shall become effective on the date it is approved by the vote of a majority of the outstanding voting securities of the Fund.

     (b) Unless sooner terminated as hereinafter provided, this Agreement shall continue in effect for a period of one year from its effective date, and thereafter for successive yearly periods, provided that each such yearly continuation of the Agreement is specifically approved at least annually by (i) the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of the directors who are not parties to this Agreement or "interested persons" (as defined in the Investment Company Act of 1940, as amended) of WMC or of the Fund cast in person at a meeting called for the purpose of voting on such approval. WMC agrees to notify the Fund of any change in the ownership of WMC, within a reasonable time after such change.

     (c) This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or by the vote of a majority of the outstanding voting securities of the Fund, or by WMC, on not more than sixty (60) days' written notice to the other party.

     (d) This Agreement shall automatically terminate in the event of its assignment" (as defined in the Investment Company Act of 1940, as amended). WMC shall promptly notify the Fund of any such assignment.

     (e) Whenever referred to in this Agreement, the vote or approval of the holders of a majority of the outstanding voting securities or shares of the Fund shall mean the lesser of (i) the vote of 67% or more of the voting securities of the Fund present at a regular or special meeting of shareholders duly called, if more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) the vote of more than 50% of the outstanding voting securities of the Fund.

7.   INVESTMENT ADVISOR

     WMC represents and warrants to the Fund that it is a duly registered investment adviser under the Investment Advisers Act of 1940, as amended, and agrees to promptly notify the Fund of any change in its status as a registered investment adviser under that Act.

8.   AMENDMENTS TO AGREEMENT

     No material amendment to this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund.

9.   NOTICES

     Any notice under this Agreement shall be in writing, addressed, delivered or mailed, first class postage prepaid, to the other party at such address as such other party may designate in writing for receipt of such notice.

10.  GOVERNING LAW

     This Agreement shall be construed in accordance with the substantive laws of Texas.

IN WITNESS WHEREOF, the Fund and WMC have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.

SAMARNAN INVESTMENT CORPORATION         WESTWOOD MANAGEMENT CORP.

By:                                     By:

---------------------------------       --------------------------------
George S. Walls, Jr., President         Susan M. Byrne, President

                                                                 EXHIBIT C


                  SOUTHWEST SECURITIES GROUP, INC. AND SUBSIDIARIES
                            INDEX TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS                                                                      PAGE(S)
Consolidated Statements of Financial Condition                                            F-2
  as of June 26, 1998 and June 27, 1997

Consolidated Statements of Income                                                         F-3
  for the years ended June 26, 1998, June 27, 1997 and June 28, 1996

Consolidated Statements of Stockholders' Equity                                           F-4
  for the years ended June 26, 1998 June 27, 1997 and June 28, 1996

Consolidated Statements of Cash Flows                                                     F-5
  for the years ended June 26, 1998, June 27, 1997 and June 28, 1996

Notes to Consolidated Financial Statements                                                F-6-15

Independent Auditors' Report                                                              F-16

Southwest Securities Group, Inc. and Subsidiaries
CONSOLIDATED  STATEMENTS OF FINANCIAL  CONDITION
June 26, 1998 and June 27, 1997
(in thousands, except par values and share amounts)

                                                                                       1998                      1997
                                                                                 -----------               -----------
ASSETS
Cash                                                                             $    13,706               $    10,745
Assets segregated for regulatory purposes (NOTES 2 AND 14)                           130,728                   352,197
Receivable,from brokers, dealers and clearing organizations (NOTES 3 AND 6)        2,365,635                 2,282,304
Receivable from clients, net (NOTES 4 AND 6)                                         648,464                   570,461
Securities owned, at market value (NOTES 5 AND 6)                                     32,144                    31,921
Other assets (NOTE 7)                                                                 29,429                    28,764
                                                                                 -----------               -----------
                                                                                 $ 3,220,106               $ 3,276,392
                                                                                 -----------               -----------
                                                                                 -----------               -----------

LIABILITIES AND STOCKHOLDERS' EQUITY
Short-term borrowings (NOTE 6)                                                   $        --               $     4,000
Payable to brokers, dealers and clearing organizations (NOTE 3)                    2,293,731                 2,139,611
Payable to clients (NOTE 4)                                                          720,813                   963,552
Drafts payable                                                                        41,688                    31,036
Other liabilities                                                                     38,407                    29,865
                                                                                 -----------               -----------
                                                                                   3,094,639                 3,168,064
Liabilities subordinated to claims of general creditors (NOTE 12)                         --                     1,400
                                                                                 -----------               -----------
                                                                                   3,094,639                 3,169,464
                                                                                 -----------               -----------

Stockholders' equity (NOTES 8 AND 11):
  Preferred stock of$l.00 par value. Authorized 100,000 shares;
    none issued
  Common stock of$.10 par value. Authorized 20,000,000 shares;                            --                        --
    issued 10,687,583 and outstanding 10,678,406 shares in 1998;
    issued 10,161,599 and outstanding 10,152,422 shares in 1997.                       1,069                     1,016
  Additional paid-in capital                                                          69,462                    56,139
  Retained earnings                                                                   55,022                    49,984
  Receivable from employees under the Employee Stock Purchase Plan
  (NOTE 9)                                                                               (12)                     (137)
  Treasury stock (9,177 shares, at cost)                                                 (74)                      (74)
                                                                                 -----------               -----------
    Total stockholders' equity                                                       125,467                   106,928
                                                                                 -----------               -----------
COMMITMENTS AND CONTINGENCIES (NOTES 6, 9, 13 and 15)
                                                                                 $ 3,220,106               $ 3,276,392
                                                                                 -----------               -----------
                                                                                 -----------               -----------

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

Southwest Securities Group, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF INCOME
Years ended June 26, 1998, June 27, 1997 and June 28, 1996
(in thousands, except share and per share amounts)

                                                                         1998         1997        1996
                                                                   ----------   ----------  ----------
Net revenues from clearing operations                              $   26,607   $   22,693  $   17,897

Commissions                                                            59,401       38,882      36,896

Interest                                                              143,121      119,176      95,956

Investment banking, advisory and administrative fees                   27,850       16,031      12,533

Net gains on principal transactions                                    12,576       11,856       8,735

Other                                                                  16,203        9,766       9,791
                                                                   ----------   ----------  ----------
                                                                      285,758      218,404     181,808
                                                                   ----------   ----------  ----------
Commissions and other employee compensation (NOTE 9)                   91,817       65,062      53,433

Interest                                                              100,704       83,238      69,092

Occupancy, equipment and computer service costs (NOTE 13)              17,663       12,216       9,591

Communications                                                         12,509       11,026       9,109

Floor brokerage and clearing organization charges                       5,124        4,181       3,870

Other                                                                  26,043       16,938      14,956
                                                                   ----------   ----------  ----------
                                                                      253,860      192,661     160,051
                                                                   ----------   ----------  ----------
Income before income taxes                                             31,898       25,743      21,757

Income taxes (NOTE 7)                                                  11,268        8,760       7,717
                                                                   ----------   ----------  ----------
Net income                                                         $   20,630   $   16,983  $   14,040
                                                                   ----------   ----------  ----------
                                                                   ----------   ----------  ----------


Earnings per share - basic and diluted (NOTES 10 AND 11)           $     1.93   $     1.66  $     1.38
                                                                   ----------   ----------  ----------
                                                                   ----------   ----------  ----------
Weighted average shares outstanding - basic (NOTES 10 AND 11)      10,675,662   10,245,151  10,146,908
                                                                   ----------   ----------  ----------
                                                                   ----------   ----------  ----------
Weighted average shares outstanding - diluted (NOTES 10 AND 11)    10,694,186   10,257,168  10,152,303
                                                                   ----------   ----------  ----------
                                                                   ----------   ----------  ----------

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

Southwest Securities Group, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
Years ended June 26, 1998, June 27, 1997 and June 28, 1996
(in thousands, except share and per share amounts)

                                                                                        RECEIVABLE
                                                                                          FROM
                                                                                         EMPLOYEES
                                                                                          UNDER
                                                                                         EMPLOYEE
                                                              ADDITIONAL                  STOCK
                                          COMMON STOCK         PAID-IN       RETAINED    PURCHASE     TREASURY
                                        SHARES      AMOUNT     CAPITAL       EARNINGS      PLAN         STOCK          TOTAL
                                    -----------------------------------------------------------------------------------------
                                    -----------------------------------------------------------------------------------------
Balance at June 30, 1995             8,763,396     $   876   $ 26,860       $  44,181     $  (376)      $  --        $  71,541
Purchase of treasury stock              (9,177)         --         --             --          --         (74)             (74)
Issuance of common stock                29,411           3        247             --          --          --              250
Net income                                  --          --         --         14,040          --          --           14,040
Dividends ($. 13/share)(NOTE 11)            --          --         --         (1,406)         --          --           (1,406)
Proceeds from employees for
  Employee Stock Purchase Plan              --          --         --             --          98          --               98
                                    -----------------------------------------------------------------------------------------
Balance at June 28, 1996             8,783,630         879     27,107         56,815        (278)        (74)          84,449
Issuance of common stock for
acquisition                            445,845          45      7,089             --          --          --            7,134
Net income                                  --          --         --         16,983          --          --           16,983
Dividends ($.17/share) (NOTE 11)            --          --         --         (1,779)         --          --           (1,779)
Stock dividend declared on
  August 28, 1997 (NOTE 11)            922,947          92     21,943        (22,035)         --          --               --
Proceeds from employees for
  Employee Stock Purchase Plan              --          --         --             --         141          --              141
                                    -----------------------------------------------------------------------------------------
Balance at June 27, 1997            10,152,422       1,016     56,139         49,984        (137)        (74)         106,928
Exercise of stock options
  (NOTE 9)                              16,000           2        498           (275)         --          --              225
Stock dividend on exercised
  options (NOTE 11)                      1,600          --         38            (38)         --          --               --
Adjustment for fractional shares
  on stock dividend declared on
  August 28, 1997 (NOTE 11)                (36)         --         --             --          --          --               --
Net income                                  --          --         --         20,630          --          --           20,630
Dividends ($.23/share) (NOTE 11)            --          --         --         (2,441)         --          --           (2,441)
Stock dividend declared on
  May 22, 1998 (NOTE 11)               508,420          51     12,787        (12,838)         --          --               --
Proceeds from employees for
  Employee Stock Purchase Plan              --          --         --             --         125          --              125
                                    -----------------------------------------------------------------------------------------
Balance at June 26, 1998            10,678,406     $ 1,069   $ 69,462      $  55,022     $   (12)      $ (74)       $ 125,467
                                    -----------------------------------------------------------------------------------------
                                    -----------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

Southwest Securities Group, Inc. and Subsidiaries
CONSOLIDATED STATEMENTS OF CASH FLOWS
Years ended June 26, 1998, June 27, 1997 and June 28, 1996 (In thousands)

                                                                                 1998                   1997                  1996
                                                                           ----------             ----------              --------
Cash flows from operating activities:
  Net income                                                               $   20,630             $   16,983              $ 14,040
  Adjustments to reconcile net income to net cash provided
   by (used in) operating activities:
      Depreciation and amortization                                             3,426                  2,750                 2,815
      Provision for doubtful accounts                                           1,241                     --                   984
      Deferred income taxes                                                      (371)                (1,198)               (1,208)
      Decrease (increase) in assets segregated for regulatory purposes        221,469               (128,167)               (2,087)
      Net change in broker, dealer and clearing organization accounts          70,789                  1,452               (67,751)
      Net change in client accounts                                          (321,983)               203,161                24,472
      Decrease (increase) in securities owned                                    (223)                 2,672                 1,972
      Decrease (increase) in other assets                                        (179)                 4,089                 5,153
      Increase (decrease) in drafts payable                                    10,652                  5,878                  (201)
      Increase (decrease) in other liabilities                                  7,916                  8,315                (8,607)
                                                                           ----------             ----------              --------
         Net cash provided by (used in) operating activities                   13,367                115,935               (30,418)
                                                                           ----------             ----------              --------
Cash flows from investing activities:
   Purchase of fixed assets                                                    (3,525)                (7,597)               (2,725)
   Proceeds from sale of fixed assets                                              --                     96                   481
                                                                           ----------             ----------              --------
         Net cash used in investing activities                                 (3,525)                (7,501)               (2,244)
                                                                           ----------             ----------              --------
Cash flows from financing activities:
   Net change in short-term borrowings                                         (4,000)              (100,984)               35,445
   Payments on liabilities subordinated to claims of general creditors         (1,400)                    --                    --
   Proceeds from employees for Employee Stock Purchase Plan                       125                    141                    98
   Purchase of treasury stock                                                      --                     --                   (74)
   Net proceeds from exercise of stock options                                    225                     --                    --
   Net proceeds from issuance of common stock                                      --                     --                   250
   Payment of cash dividends on common stock                                   (1,831)                (2,130)               (1,362)
                                                                           ----------             ----------              --------
         Net cash provided by (used in) financing activities                   (6,881)              (102,973)               34,357
                                                                           ----------             ----------              --------
Net increase in cash                                                            2,961                  5,461                 1,695

Cash at beginning of year                                                      10,745                  5,284                 3,589
                                                                           ----------             ----------              --------
Cash at end of year                                                        $   13,706             $   10,745              $  5,284
                                                                           ----------             ----------              --------
                                                                           ----------             ----------              --------

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

(a)  GENERAL AND BASIS OF PRESENTATION

          The consolidated financial statements include the accounts of Southwest Securities Group, Inc. ("Parent") and its wholly owned subsidiaries (collectively "Company"), Southwest Securities, Inc. ("Southwest"), Brokers Transaction Services, Inc. ("BTS"), Southwest Investment Advisors ("Advisors"), SW Capital Corporation ("Capital"), Westwood Trust ("Trust"), formerly Trust Company of Texas, Westwood Management Corporation ("Westwood"), SWST Computer Corporation ("Computer Corp."), Sovereign Securities, Inc. ("Sovereign") and NorAm Investment Services, Inc. ("NorAm"), formerly Equity Securities Trading Company, Inc.

          Southwest, BTS, Sovereign and NorAm are registered broker/dealers under the Securities Exchange Act of 1934 ("1934 Act"). Sovereign, a discount brokerage firm, began operations in 1997. NorAm was acquired May 1, 1997 through the issuance of 445,845 shares of common stock. The acquisition was accounted for under the purchase method of accounting and, accordingly, assets and liabilities were recorded at their fair market values on the date of acquisition. Goodwill relating to this acquisition of approximately $5,113,000 is recorded in other assets in the accompanying consolidated statements of Financial condition.

          Westwood and Advisors are registered investment advisors under the Investment Advisors Act of 1940. Computer Corp., which was formed in 1996, provides computer processing and programming services to affiliates as well as third parties. All significant intercompany balances and transactions have been eliminated.

          The annual consolidated financial statements are prepared as of the close of business on the last Friday of June. Accordingly, the fiscal years for 1998, 1997 and 1996 ended June 26, 1998, June 27, 1997 and June 28, 1996, respectively.

(b)  SECURITIES TRANSACTIONS

          Securities transactions are recorded on a settlement date basis with such transactions generally sealing three business days after trade date. Revenues and expenses related to such transactions are also recorded on settlement date, which is not materially different than trade date.

(c)  SECURITIES OWNED

          Marketable securities are carried at quoted market value. The increase or decrease in net unrealized appreciation or depreciation of securities owned is credited or charged to operations and is included in net gains on principal transactions in the consolidated statements of income.

(d)  DEPRECIATION AND AMORTIZATION

          Depreciation of furniture, equipment and leasehold improvements is provided over the estimated useful lives of the assets (5 or 7 years). Equipment under capital leases is amortized on a straight-line basis over the terms of the leases. Goodwill is amortized on a straight-line basis over periods ranging from twenty-five to forty years.

(e)  DRAFTS PAYABLE

          In the normal course of business, Southwest uses drafts to make payments relating to its brokerage transactions. These drafts are presented for payment through Southwest's bank and are sent to Southwest daily for review and acceptance. Upon acceptance, the drafts are paid and charged against cash.

(f)  REVERSE REPURCHASE AND REPURCHASE AGREEMENTS

          Securities purchased under agreements to resell ("Reverse Repurchase Agreements") and securities sold under agreements to repurchase ("Repurchase Agreements") are carried at the amounts at which these securities will be subsequently resold or reacquired as specified in the respective agreements (Notes 2 and 6). Management regularly monitors the market value of the underlying securities relating to outstanding repurchase and reverse repurchase agreements.

(g)  FEDERAL INCOME TAXES

          The Company and its subsidiaries file a consolidated Federal income tax return.

          Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates in effect for the year in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

(h)  CASH FLOW REPORTING

          For the purposes of the consolidated statements of cash flows, the Company considers cash to include cash on hand and in depository accounts.

          Assets segregated for regulatory purposes are not included as cash equivalents for purposes of the consolidated statements of cash flows because such assets are segregated for the benefit of customers only.

          Cash paid during the year for interest was $100,422,000, $82,936,000 and $67,616,000, in 1998, 1997 and 1996, respectively. Cash paid during the year for income taxes was $10,332,000, $9,235,000 and $8,742,000 in 1998, 1997 and
1996, respectively.

          During 1997, the Company issued common stock valued at approximately $7,134,000 related to the acquisition of NorAm.

(i)  EARNINGS PER SHARE

          In February 1997, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 128, "Earnings per Share" ("SFAS 128"). SFAS 128 was effective for periods ending after December 15, 1997. Earnings per share ("EPS") for prior periods presented in these financial statements have been restated to comply with SFAS 128 (Note 10).

(j)  AUTHORIZATION QF COMMON STOCK

          On November 6, 1996, the shareholders voted to increase the number of shares of common stock authorized to 20,000,000.

(k)  STOCK-BASED COMPENSATION

          In October 1995, the FASB issued Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" ("SFAS 123"). SFAS 123 defines a fair value-based method of accounting for employee stock options and similar equity instruments. Under SFAS 123, the Company has elected to measure the compensation costs using the intrinsic value-based method of accounting prescribed by Accounting Principles Bulletin No. 25 ("APB 25") and has implemented all disclosure requirements of SFAS 123 (Note 9). Prior to fiscal year 1998, the impact of recording the compensation expense related to the stock options granted by the Company was not material to the consolidated Financial statements, and therefore no disclosure was presented.

(l)  USE OF ESTIMATES

          The preparation of consolidated financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(m)  FAIR VALUE OF FINANCIAL INSTRUMENTS

          Substantially all of the Company's financial assets and liabilities are carried at market value or at amounts which, because of their short-term nature, approximate current fair value. The Company's borrowings, if recalculated based on current interest rates, would not significantly differ from the amounts recorded at June 27, 1997.

(n)  ACCOUNTING PRONOUNCEMENTS

          Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS 130") was issued in June 1997 and establishes standards for reporting and display of comprehensive income and its components in a set of general-purpose financial statements. SFAS 130 is effective for financial statements issued for fiscal years beginning after December 15, 1997, and reclassification of financial statements for earlier periods provided for comparative purposes is required. Initial application of SFAS 130 should be as of the beginning of the fiscal year and must be applied to all interim periods after initial application. The Company will adopt SFAS 130 in the first quarter of fiscal 1999.

          The FASB issued Statement of Financial Accounting Standards No. 131, "Disclosures about Segments of an Enterprise and Related Information" ("SFAS 131") in June 1997. This statement establishes standards for the way that a public business enterprise reports information about operating segments in the annual financial statements and requires that those enterprises report selected information about operating segments in interim reports to shareholders. SFAS 131 is effective for financial statements issued for fiscal years beginning after December 15, 1997, and comparative information requires restatement in the initial year of application. As SFAS 131 need not be applied to interim financial statements in the initial year of application, the Company must implement the disclosure requirements in the consolidated financial statements for the year ending June 25, 1999.


2.   ASSETS SEGREGATED FOR REGULATORY PURPOSES

          At June 26, 1998, the Company had U.S. Treasury securities with a market value of $59,515,000 and reverse repurchase agreements of $71,213,000 segregated in special reserve bank accounts for the exclusive benefit of customers under Rule 15c3-3 of the 1934 Act. Reverse repurchase agreements at June 26, 1998 were collateralized by U.S. Government securities with market values of approximately $71,871,000.

          At June 27, 1997, the Company had cash of $90,000, U.S. Treasury securities with a market value of $119,984,000 and reverse repurchase agreements of $232,123,000 in these accounts. The reverse repurchase agreements were collateralized by U.S. Government securities with market values of approximately $234,372,000 at June 27, 1997.

3. RECEIVABLE FROM AND PAYABLE TO BROKERS, DEALERS AND CLEARING ORGANIZATIONS At June 26, 1998 and June 27, 1997, the Company had receivable from and payable to brokers, dealers and clearing organizations related to the following (in thousands):

                                                     1998           1997
                                              -----------    -----------

          Receivable:
            Securities failed to deliver      $    18,880    $    15,213
            Securities borrowed                 2,229,587      2,159,204
            Correspondent broker/dealers           62,673         62,235
            Clearing organizations                  1,245          7,355
            Other                                  53,250         38,297
                                              -----------    -----------
                                              $ 2,365,635    $ 2,282,304
                                              -----------    -----------
                                              -----------    -----------
          Payable:
            Securities failed to receive      $    45,956    $    17,889
            Securities-loaned                   2,227,874      2,102,972
            Correspondent broker/dealers           11,300          9,013
            Other                                   8,601          9,737
                                              -----------    -----------
                                              $ 2,293,731    $ 2,139,611
                                              -----------    -----------
                                              -----------    -----------

          Securities failed to deliver and receive represent the contract value of securities that have not been delivered or received subsequent to settlement date. Securities borrowed and loaned represent deposits made to or received from other broker/dealers relating to these transactions. These deposits approximate the market value of the underlying securities.

          The Company clears securities transactions for Correspondent broker/dealers. Settled securities and related transactions for these Correspondents are included in the receivable from and payable to brokers, dealers and clearing organizations.

          The Company participates in the securities borrowing and lending business by borrowing and lending securities other than those of its clients. All open positions are adjusted to market values daily. The amounts receivable and payable, relating to open positions for the securities borrowed and securities loaned other than those of the Company's clients, were $2,192,459,000 and $2,198,278,000, respectively, at June 26, 1998 and $2,097,048,000 and
$2,087,147,000, respectively, at June 27, 1997.

4.   RECEIVABLE FROM AND PAYABLE TO CLIENTS

          Receivable from and payable to clients include amounts due on cash and margin transactions. Included in these amounts are receivable from and payable to noncustomers (as defined by Rule 15c3-3 of the 1934 Act, principally officers, directors and related accounts), which aggregated approximately $1,916,000 and $2,649,000, respectively, at June 26, 1998 and $1,969,000 and
$6,825,000, respectively, at June 27, 1997. Securities accounts of noncustomers are subject to the same terms and regulations as those of customers. Securities owned by customers and noncustomers that collateralize the receivable are not reflected in the accompanying consolidated financial statements.

          The Company pays interest on certain customer "free credit" balances available for reinvestment. The aggregate balance of such fluids was approximately $542,822,000 and $688,418,000 at June 26, 1998 and June 27, 1997,
respectively. During fiscal years 1998 and 1997, the interest rates paid on these balances ranged from 4.5% to 4.75%.

          The Company maintains an allowance for doubtful accounts which represents amounts, in the judgment of management, that are necessary to adequately absorb losses from known and inherent risks in receivables from customers. Provisions made to this allowance are charged to operations. At June 26, 1998 and June 27, 1997, all unsecured customer receivables had been provided for in this allowance.

5.   SECURITIES OWNED

          Securities owned at June 26, 1998 and June 27, 1997, which are carried at market value, include the following (in thousands):

                                                                1998      1997
                                                            --------   -------
          Corporate equity securities                       $  5,220   $  2,280
          Municipal obligations                               13,633     13,604
          U.S. Government and Government agency obligations    8,696      9,205
          Corporate obligations                                1,479      3,064
          Commercial paper                                       446      2,446
          Other                                                2,670      1,322
                                                            --------    -------
                                                            $ 32,144   $ 31,921
                                                            --------    -------
                                                            --------    -------

          Certain of the above securities have been pledged to secure short-term borrowings and as security deposits at clearing organizations for the Company's clearing business. These pledged securities amounted to $3,572,000 and $1,583,000 at June 26, 1998 and June 27, 1997, respectively.


6.   SHORT-TERM BORROWINGS

          The Company has credit arrangements with commercial banks, which include broker loan lines up to $192,500,000. These lines of credit are used primarily to finance securities owned, securities held for Correspondent broker/dealer accounts and receivables in customers' margin accounts. These lines may also be used to release pledged collateral against day loans. These credit arrangements are provided on an "as offered" basis and are not committed lines of credit. These arrangements can be terminated at any time by the lender. Any outstanding balances under these credit arrangements are due on demand and bear interest at rates indexed to the federal funds rate (5.38% at June 26, 1998 and 5.56% at June 27, 1997). There were no amounts outstanding at June 26, 1998 and June 27, 1997 on these credit arrangements.

          The Company also has an irrevocable letter of credit agreement aggregating $32,000,000 at June 26, 1998 and $26,600,000 at June 27, 1997
pledged to support its open options positions with an options clearing organization. The letter of credit bears interest at the brokers' call rate, if drawn, and is renewable annually. This letter of credit is fully collateralized by marketable securities held in clients' and nonclients' margin accounts with a value of $55,328,000 and $29,618,000 at June 26, 1998 and June 27, 1997,
respectively.

          In addition, the Company has a $20,000,000 unsecured line of credit that is due on demand and bears interest at rates indexed to the federal funds rate. The amount outstanding under this unsecured line of credit was $4,000,000 at June 27, 1997. There were no amounts outstanding on this unsecured line of credit at June 26, 1998.

          At June 26, 1998 and June 27, 1997, the Company had no repurchase agreements outstanding.

7.   INCOME TAXES

          Income tax expense for the fiscal years ended June 26, 1998, June 27, 1997 and June 28, 1996 (effective rate of 35.3% in 1998, 34.0% in 1997 and 35.5%
in 1996) differs from the amount that would otherwise have been calculated by applying the Federal corporate tax rate (35% in 1998, 1997 and 1996) to income before income taxes and is comprised of the following (in thousands):

                                                  1998       1997        1996
                                              --------    -------     -------
     Income tax expense at the statutory rate $ 11,164    $ 9,010     $ 7,615
     Tax exempt interest                          (285)      (321)       (274)
     Other, net                                    389         71         376
                                              --------    -------     -------
                                              $ 11,268    $ 8,760     $ 7,717
                                              --------    -------     -------
                                              --------    -------     -------

          Income taxes as set forth in the consolidated statements of income consisted of the following components (in thousands):

                                                  1998       1997        1996
                                              --------    -------     -------
     Current                                  $ 11,639    $ 9,958     $ 8,925
     Deferred                                     (371)    (1,198)     (1,208)
                                              --------    -------     -------
       Total income taxes                     $ 11,268    $ 8,760     $ 7,717
                                              --------    -------     -------
                                              --------    -------     -------

          The tax effects of temporary differences that give rise to the deferred tax assets and deferred tax liabilities as of June 26, 1998 and June 27, 1997 are presented below (in thousands):


                                                              1998       1997
                                                           -------    -------
     Deferred tax assets:
       Expenses for book, not deductible
          until paid                                       $ 3,235    $ 2,417
       Partnership basis in excess of financial
          reporting basis                                       (7)       756
       Management incentive compensation                       910        826
       Other                                                   446         79
          Total gross deferred tax assets                    4,584      4,078
     Deferred tax liabilities:
       Unrealized gains                                        (11)       (15)
       Depreciation at rates different for tax
          than for financial reporting                          52         --
       Other                                                  (401)      (210)
                                                           -------    -------
          Total gross deferred tax liabilities                (360)      (225)
                                                           -------    -------
          Net deferred tax assets                          $ 4,224    $ 3,853
                                                           -------    -------
                                                           -------    -------

          As a result of the Company's history of taxable income and the nature of the items from which deferred tax assets are derived, management believes that it is more likely than not that the Company will realize the benefit of the deferred tax assets.


8.   NET CAPITAL REQUIREMENTS

          The broker/dealer subsidiaries are subject to the Securities and Exchange Commission's Uniform Net Capital Rule (the "Rule"), which requires the maintenance of minimum net capital. Southwest has elected to use the alternative method, permitted by the Rule, which requires that it maintain minimum net capital, as defined in Rule 15c3-1 under the 1934 Act, equal to the greater of $1,500,000 or 2% of aggregate debit balances, as defined in Rule 15c3-3 under the 1934 Act. At June 26, 1998, Southwest had net capital of approximately $78,073,000, or approximately 10% of aggregate debit balances, which is $62,721,000 in excess of its minimum net capital requirement of approximately $15,352,000 at that date. Additionally, the net capital rule of the New York Stock Exchange, Inc. (the "Exchange") provides that equity capital may not be withdrawn or cash dividends paid if resulting net capital would be less than 5% of aggregate debit items. At June 26, 1998, Southwest had net capital of approximately $39,693,000 in excess of 5% of aggregate debit items.

          BTS follows the primary (aggregate indebtedness) method under Rule 15c3-1, which requires it to maintain minimum net capital of $250,000. BTS had net capital of approximately $317,000 which is $67,000 in excess of its minimum net capital requirement at June 26, 1998.

          Sovereign also follows the primary (aggregate indebtedness) method under Rule 15c3-1, which requires it to maintain minimum net capital of $250,000. At June 26, 1998, Sovereign had net capital of approximately $573,000 which is $323,000 in excess of its minimum net capital requirement.

          In addition, NorAm follows the primary (aggregate indebtedness) method under Rule 15c3-1, which requires it to maintain minimum net capital of $250,000. NorAm had net capital of approximately $591,000 which is $341,000 in excess of its minimum net capital requirement at June 26, 1998.

          Trust is subject to the capital requirements of the Texas Department of Banking, and has a minimum capital requirement of $ 1,000,000. Trust had total stockholder's equity of approximately $2,571,000, which is $ 1,571,000 in excess of its minimum capital requirement at June 26, 1998.


9.   EMPLOYEE BENEFITS

          At June 26, 1998, the Company had two stock option plans, the Southwest Securities Group, Inc. Stock Option Plan (the "1996 Plan") and the Southwest Securities Group, Inc. 1997 Stock Option Plan (the 1997 Plan"). The 1996 Plan was adopted by the Board of Directors on September 17, 1996 and approved by the shareholders on November 6, 1996. The 1996 Plan reserves 1,000,000 shares of the Company's common stock for issuance to eligible employees of the Company or its subsidiaries, as well as to non-employee members of the Board of Directors. Options granted under the 1996 Plan have a maximum ten-year term, and the vesting period is determined on an individual basis by the Stock Option Committee. On August 20, 1997, the Board of Directors approved the 1997 Plan, which reserves 150,000 shares of the Company's common stock for eligible employees or potential employees of the Company or its subsidiaries. Officers and directors are not eligible to receive options under the 1997 Plan. The Company also has options outstanding that were granted on May 25, 1995 in conjunction with the acquisition of Barre & Company, Inc. ("Barre"). These options were vested immediately upon grant and have a five-year term.

          A summary of the status of the Company's outstanding stock options as of June 26, 1998, June 27, 1997 and June 28, 1996 is presented below:

                                                  1998                         1997                      1996
                                     ----------------------------- -------------------------  ----------------------------
                                                    WEIGHTED-                   WEIGHTED-                     WEIGHTED
                                      UNDERLYING     AVERAGE       UNDERLYING    AVERAGE      UNDERLYING       AVERAGE
                                        SHARES     EXERCISE PRICE   SHARES    EXERCISE PRICE    SHARES      EXERCISE PRICE
                                     -------------------------------------------------------------------------------------
Outstanding, beginning of period          52,000      $  11.17       32,000        $8.07      32,000          $  8.07
  Granted                                210,973         23.72       20,000        16.13          --               --
  Exercised                              (16,000)         8.07           --           --          --               --
  Forfeited                               (6,000)        23.63           --           --          --               --
  Adjustment for five percent
    stock dividend (Note 11)              12,039            --           --           --          --               --
                                        --------      --------      -------     --------     -------          -------
Outstanding, end of period               253,012      $  21.00       52,000     $  11.17      32,000          $  8.07
                                        --------      --------      -------     --------     -------          -------
                                        --------      --------      -------     --------     -------          -------
Exercisable, end of period                46,200                     52,000                   32,000

Weighted-average fair value of
  options granted during fiscal         $  22.83      $  16.13                               $    --
  year

          The following table summarizes information for the stock options outstanding at June 26, 1998:

                                    Options Outstanding                           Options Exercisable
                       -------------------------------------------------  ------------------------------
                                    Weighted-Average
  Range of                 Number    Remaining          Weighted-Average    Number     Weighted-Average
Exercise Prices        Outstanding  Contractual Life   Exercise Price     Exercisable   Exercise Price
                       ---------------------------------------------------------------------------------
$7.69 to $15.36           37,800    2.33 years           $    11.95         37,800      $    11.95
$15.36 to $25.60         215,212    9.22 years                22.59          8,400           22.38
                        --------                                           -------
$7.69 to $25.60          253,012    8.19 years           $    21.00         46,200      $    13.85
                        --------                                           -------
                        --------                                           -------


          The Company applies APB 25 and related interpretations in accounting for its plans. Accordingly, no compensation cost has been recognized for its stock options. Had compensation cost been determined consistent with SFAS 123 for the options granted, the Company's net income and earnings per share would have been reduced to the pro-forma amounts indicated below for the year ended June 26, 1998:

         Net income           As reported                        $ 20,630
                                                                 --------
                                                                 --------
                              Pro forma                          $ 20,357
                                                                 --------
                                                                 --------

         Earnings per share   As reported - basic and diluted    $   1.93
                                                                 --------
                                                                 --------
                              Proforma-basic                     $   1.91
                                                                 --------
                                                                 --------
                              Proforma-diluted                   $   1.90
                                                                 --------
                                                                 --------

     The fair value of each option was estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions for 1998: expected volatility 30%, risk-free interest rate 5.09%, expected dividend yield of 1.25% and an expected life of 5 to 10 years depending on the option.

     On November 6, 1996, the shareholders of the Company approved the Phantom Stock Plan ("Phantom Plan") adopted by the Board of Directors on September 17, 1996. The Phantom Plan allows non-employee directors to receive directors fees in the form of common stock equivalent units. As of June 26, 1998, 373 units have been issued under the Phantom Plan. These units have been excluded from the above stock-based compensation disclosure due to their immaterial nature.

     The Company has a defined contribution profit sharing plan covering substantially all employees. Profit sharing plan benefits become fully vested after six years of service by the participant. Costs of the profit sharing plan are accrued and funded at the Company's discretion. Profit sharing expense for fiscal years 1998, 1997 and 1996 was approximately $4,599,000, $3,338,000 and
$3,692,000, respectively.

     The Company adopted an Employee Stock Purchase Plan ("Plan") as of August 30, 1994 to enable employees of the Company to purchase up to 468,227 shares of common stock of the Company. Substantially all full-time employees were eligible to purchase a minimum of $2,500 up to a maximum of $50,000 of the common stock, subject to certain limitations, at a price of $6.89 per share. The terms of the Plan provide that the Company will loan the full purchase price of the stock to the employee under a promissory note due in monthly installments over a five-year period, bearing interest at the Applicable Federal Rate (5.62% at June 26, 1998). A total of 61,122 shares were sold under the terms of the Plan, resulting in loans to employees of $421,000. The amount outstanding under these notes at June 26, 1998 was $12,000.

     On August 20, 1997, the Board of Directors adopted a Stock Purchase Plan ("Stock Purchase Plan") to enable employees of the Company and its subsidiaries to purchase up to 1,000,00() shares of common stock of the Company. The effective date of the Stock Purchase Plan is January 1, 1998 and the initial purchase period begins July 1, 1998.

10.  EARNINGS PER SHARE

          A reconciliation between the weighted average shares outstanding used in the basic and diluted EPS computations is as follows (in thousands, except share and per share amounts):

                                                    1998                       1997                     1996
                                                -----------               ------------            -----------
Net income                                      $    20,630               $     16,983            $    14,040
                                                -----------               ------------            -----------
                                                -----------               ------------            -----------

Weighted average shares outstanding-basic        10,675,662                 10,245,151             10,146,908
Effect of dilutive securities:
  Assumed exercise of stock options                  18,524                     12,017                  5,395
                                                -----------               ------------            -----------
Weighted average shares outstanding-diluted      10,694,186                 10,257,168             10,152,303
                                                -----------               ------------            -----------
                                                -----------               ------------            -----------

Earnings per share - basic and diluted          $      1.93               $       1.66            $      1.38
                                                -----------               ------------            -----------
                                                -----------               ------------            -----------

          Options to purchase 6,666 shares of common stock granted under the 1997 Plan in the third and fourth quarters of the fiscal year were not included in the computation of diluted EPS, because the options' exercise price was greater than the average market price of the common stock. All of these options were still outstanding at June 26, 1998.


11.  STOCK DIVIDENDS

          On August 28, 1997, the Board of Directors declared a ten percent stock dividend which was paid on October 1, 1997 to shareholders of record at the close of business on September 15, 1997. Additionally, on May 22, 1998, the Board of Directors declared a five percent stock dividend which was paid on August 3, 1998 to shareholders of record at the close of business on July 15, 1998. Per share amounts, dividends per share and weighted average shares outstanding have been restated in the accompanying financial statements to reflect the effect of these stock dividends. At the discretion of the Stock Option Committee, the stock options outstanding, as well as the options' exercise prices, were adjusted for the five percent stock dividend. The number of stock options outstanding, the number of stock options exercisable and the weighted-average exercise prices at June 26, 1998, as well as the weighted-average fair value of options granted during the fiscal year, have been restated.


12.  LIABILITIES SUBORDINATED TO CLAIMS OF GENERAL CREDITORS

          There were no subordinated notes outstanding at June 26, 1998. At June 27, 1997, liabilities subordinated to the claims of general creditors represent loans to NorAm. The loans are covered by agreements approved by the National Association of Securities Dealers ("NASD") and are thus available to the Company in computing net capital under the Rule. To the extent that such borrowings are required for the Company's continued compliance with the minimum net capital requirements, they may not be repaid. At June 27, 1997, subordinated notes include the following (in thousands):

     Due to officer, due 1/31/98, interest at 2%(1)              $    400
     Due to officer, due 2/28/98, interest at prime + 1/2%            500
     Due to officer, due 8/31/97, interest at prime + 1/2%            500
                                                                 --------
                                                                 $  1,400
                                                                 --------
                                                                 --------

          (1) This subordinated note is related to secured demand notes receivable which bear interest at 2% and are collateralized by securities with a market value of approximately $9,457,000 at June 27, 1997.

13.  COMMITMENTS AND CONTINGENCIES

          The Company leases its offices under noncancelable operating lease agreements. During fiscal 1998 and 1997, the Company entered into various noncancelable operating lease agreements relating to data processing equipment used in the brokerage operations. Rental expense for fiscal years 1998, 1997 and 1996 aggregated approximately $4,833,000, $3,172,000 and $2,543,000, respectively.

          At June 26, 1998, the future rental payments for the noncancelable leases for each of the following five fiscal years and thereafter follow (in thousands):

                 Year ending:
                    1999                     $   6,235
                    2000                         5,008
                    2001                         3,974
                    2002                         2,621
                    2003                         2,523
                 Thereafter                      4,550
                                             ---------
               Total payments due            $  24,911
                                             ---------
                                             ---------

          On April 17, 1998, a judgment was entered against the Company in connection with a breach of contract lawsuit stemming from the 1995 acquisition of Barre. The judge awarded the counterparty approximately $40,000 in damages and approximately $1,700,000 in attorney's fees. The Company believes it has substantial grounds for appeal and has begun the appellate process. The Company also believes its reserves are adequate to cover the full amount of the judgment.

          In the general course of its brokerage business and the business of clearing for other brokerage firms, the Company and/or its subsidiaries have been named as defendants in various lawsuits and arbitration proceedings. These claims allege violation of Federal and state securities laws. Management believes that resolution of these claims will not result in any material adverse effect on the Company's consolidated financial position or results of operations.


14.  AFFILIATE TRANSACTIONS

          The Company, through its principal subsidiary, Southwest, provides accounting and administrative services for its subsidiaries and clears all customer transactions for BTS, Sovereign and NorAm. Westwood serves as the investment manager for the assets discussed in Note 2. Trust acts as an agent on behalf of Southwest in the direction of transactions related to these assets. In addition, Westwood serves as the investment manager of the common trust funds of Trust.


15.  FINANCIAL INSTRUMENTS WITH OFF-STATEMENT OF FINANCIAL CONDITION
     RISK

          In the normal course of business, the broker/dealer subsidiaries engage in activities involving the execution, settlement and financing of various securities transactions. These activities may expose the Company to off-statement of Financial condition credit and market risks in the event the customer or counterparty is unable to fulfill its contractual obligation. Such risks may be increased by volatile trading markets.

          As part of its normal brokerage activities, the Company sells securities not yet purchased (short sales) for its own account. The establishment of short positions exposes the Company to off-statement of financial condition market risk in the event prices increase, as the Company may be obligated to acquire the securities at prevailing market prices.

          The Company seeks to control the risks associated with its customer activities, including customer accounts of its Correspondents for which it provides clearing services, by requiring customers to maintain margin collateral in compliance with various regulatory and internal guidelines. The required margin levels are monitored daily and, pursuant to such guidelines, customers are required to deposit additional collateral or to reduce positions when necessary.

          A portion of the Company's customer activity involves short sales and the writing of option contracts. Such transactions may require the Company to purchase or sell financial instruments at prevailing market prices in order to fulfill the customer's obligations.

          At times, the Company lends money using reverse repurchase agreements. All positions are collateralized by U.S. Government or U.S. Government agency securities. Such transactions may expose the Company to off-statement of financial condition risk in the event such borrowers do not repay the loans and the value of collateral held is less than that of the underlying receivable. These agreements provide the Company with the right to maintain the relationship between market value of the collateral and the receivable.

          The Company arranges secured financing by pledging securities owned and unpaid customer securities for short-term borrowings to satisfy margin deposits of clearing organizations. The Company also actively participates in the borrowing and lending of securities. In the event the counterparty in these and other securities loaned transactions is unable to return such securities pledged or borrowed or to repay the deposit placed with them, the Company may be exposed to the risks of acquiring the securities at prevailing market prices or holding collateral possessing a market value less than that of the related pledged securities. The Company seeks to control the risks by monitoring the market value of securities pledged and requiring adjustments of collateral levels where necessary.


16.  SUBSEQUENT EVENT

          The Parent owned a minority interest in Roundtable Partners, LLC, the predecessor of Knight/Trimark Group, Inc. ("Knight"), which filed an S-1 registration statement with the U.S. Securities and Exchange Commission on May I, 1998 for an initial public offering of stock. Subsequent to the offering, which closed on July 10, 1998, the Parent owned approximately 1.7 million shares of Knight. The asset will be classified as marketable equity securities available for sale, and the unrealized holding gains or losses, net of tax, will be recorded as a separate component of stockholders' equity on the consolidated statement of financial condition in accordance with Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." At August 28, 1998, the stock in Knight was valued at approximately $13.3 million and the unrealized holding gain, net of tax, totaled approximately $8.4 million.

                             INDEPENDENT AUDITORS' REPORT



The Board of Directors and Stockholders
Southwest Securities Group, Inc.:

     We have audited the consolidated financial statements of Southwest Securities Group, Inc. and subsidiaries as listed in the accompanying index on page F-1. In connection with our audits of the consolidated financial statements, we also have audited the financial statement schedule as listed in the accompanying index at Part IV. These consolidated financial statements and financial statement schedule are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedule based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Southwest Securities Group, Inc. and subsidiaries as of June 26, 1998 and June 27, 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended June 26, 1998, in conformity with generally accepted accounting principles. Also in our opinion, the related financial statement schedule, when considered in relation to the basic consolidated financial statements taken as a whole, presents fairly, in all material respects, the information set forth therein.


                                        /s/ KPMG Peat Marwick LLP
                                             KPMG Peat Marwick LLP



Dallas, Texas
July 31, 1998

                                                        PRELIMINARY COPY
                                                        FOR USE OF THE
                                             SECURITIES AND EXCHANGE COMMISSION
                                                              ONLY


                           SAMARNAN INVESTMENT CORPORATION
                                     P.O. BOX 651
                                CLEBURNE, TEXAS 76033

                        PROXY--ANNUAL MEETING OF SHAREHOLDERS

     The undersigned hereby appoints Martha Walls Murdoch and Nancy Walls Devaney, or either of them, with power of substitution, as Proxies to vote, as designated below, all stock of Samarnan Investment Corporation owned by the undersigned at the Annual Meeting of Shareholders to be held in the Bellevue Room I of The Fort Worth Club, 306 West 7th Street, Fort Worth, Texas, on April 16,1999 at 10:30 a.m, upon such business as may properly come before the meeting, including the following as set forth in the Notice of Annual Meeting of Shareholders and the Proxy Statement:

PROPOSAL (1)  Approval of the Amendment to the Investment Advisory Agreement
              between the Company and Voyageur Asset Management LLC and approval of the new Investment Advisory Agreement between the Company and Westwood Management Corp.

             [ ] FOR approval    [ ] AGAINST approval     [ ] ABSTAIN

PROPOSAL (2)  Election of Directors

              [ ] FOR all nominees listed below (except as marked to the contrary below).

              [ ]  WITHHELD AUTHORITY to vote for all nominees listed below.

              Nancy Walls Devaney, Martha Walls Murdoch, Roland W. Walden, Steve Sikes, George S. Walls, Jr., Joseph A. Monteleone, and Tolbert F. Yater, III

              (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:)

                                             ---------------------------------

PROPOSAL (3)  Approval of Appointment of CHESHIER & FULLER, L.L.C.

              [ ] FOR approval    [ ] AGAINST approval     [ ] ABSTAIN

         (4) IN THEIR DISCRETION ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.


                  (Continued, and to be signed, on the reverse side)

                       (Continued from the other side)

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED (1) FOR THE APPROVAL OF THE AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE COMPANY AND VOYAGEUR ASSET MANAGEMENT LLC AND THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE COMPANY AND WESTWOOD MANAGEMENT CORP., (2) FOR THE ELECTION OF THE SEVEN NOMINEES FOR DIRECTORS AND (3) FOR THE APPROVAL OF THE APPOINTMENT OF CHESHIER & FULLER, L.L.C.


     This proxy may be revoked prior to the exercise of the powers by the proxy

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.




     Dated:   _______________, 1999


                                        _______________________________________
                                        (Signature)

                                        _______________________________________
                                        (Signature, if held jointly)

Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer. If executed by a partnership please sign in the partnership name by an authorized person.

     PLEASE DATE, SIGN AND MAIL PROMPTLY THIS PROXY IN THE ENCLOSED ENVELOPE.

          Please mail a copy of the Samarnan Annual Report for 1998 and a copy of the Company's most recent Semi-Annual Report succeeding such Annual Report, if any, to:


          _____________________________________________________________
          (Name - print or type)

          _____________________________________________________________
          (Mailing Address - print or type)

          _____________________________________________________________


          _____________________________________________________________
                                                        (Zip code)


     (Back of Post Card)


_______________________________________________________________________________



     (Front of Post Card)



                               JERRY D. WHEATLEY, TREASURER
                               SAMARNAN INVESTMENT CORPORATION
                               c/o WHEATLEY, CODY AND FOWLER, P.C.
                               P.O. BOX 134
                               CLEBURNE, TX 77033-0134